UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 11, 2014

XENOPORT, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-51329	94-3330837
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3410 Central Expressway

Santa Clara, California 95051

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (408) 616-7200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5—Corporate Governance and Management

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 11, 2014, at the 2014 Annual Meeting of Stockholders (the “Annual Meeting”) of XenoPort, Inc. (“XenoPort” or the “Company”), the Company’s stockholders approved the XenoPort, Inc. 2014 Equity Incentive Plan (the “2014 Plan”), which by its terms is effective as of the Annual Meeting date. The 2014 Plan is intended to be the successor to the XenoPort, Inc. 2005 Equity Incentive Plan, the XenoPort, Inc. 2005 Non-Employee Directors’ Stock Option Plan (as amended) and the XenoPort, Inc. 2010 Inducement Award Plan (as amended) (collectively referred to as the “Prior Plans”). The terms of the 2014 Plan provide for the grant of incentive stock options, nonstatutory stock options, stock appreciation rights, restricted stock awards, restricted stock unit awards, other stock awards and performance awards that may be settled in cash, stock or other property. The total number of shares of the Company’s common stock available for issuance under the 2014 Plan is initially 4,471,059 shares plus up to an additional 7,847,852 Returning Shares (as defined below) as such shares become available from time to time as set forth in the 2014 Plan. “Returning Shares” means the shares subject to outstanding awards granted under the Prior Plans and the XenoPort, Inc. 1999 Stock Plan that, from and after the effective date of the 2014 Plan: (a) expire or terminate for any reason prior to exercise or settlement; (b) are forfeited, cancelled or otherwise returned to XenoPort because of the failure to meet a contingency or condition required for the vesting of such shares; or (c) other than with respect to outstanding stock options and stock appreciation rights granted under the Prior Plans or the XenoPort, Inc. 1999 Stock Plan with an exercise or strike price of at least 100% of the fair market value of the underlying XenoPort common stock on the date of grant, are reacquired or withheld (or not issued) by XenoPort to satisfy a tax withholding obligation in connection with a stock award. Eligible participants under the 2014 Plan include the Company’s employees and directors, including the Company’s executive officers. In connection with the approval of the 2014 Plan at the Annual Meeting, the compensation committee of the Company’s board of directors, among other things, adopted the form of stock option grant notice and option agreement and the form of restricted stock unit grant notice and restricted stock unit award agreement for employees (which include the Company’s executive officers) under the 2014 Plan (the “Award Agreements”), each of which are filed as exhibits hereto. Consistent with standard terms of stock options and restricted stock unit awards granted to employees under the Company’s 2005 Equity Incentive Plan and 2010 Inducement Award Plan, the Award Agreements provide that all shares subject to each stock option award or restricted stock unit award will immediately vest in full in the event that a recipient’s service with XenoPort or a successor entity is actually or constructively terminated without cause within 12 months following the occurrence of a specified change-in-control transaction, including a merger with or into another corporation or the sale of substantially all of the Company’s assets.

A more detailed summary of the material features of the 2014 Plan, including the terms of stock option and restricted stock unit award grants thereunder, is set forth in the Company’s definitive proxy statement for the Annual Meeting filed with the U.S. Securities and Exchange Commission on April 22, 2014 (the “Proxy Statement”). That summary and the foregoing description are qualified in their entirety by reference to the text of the 2014 Plan, a copy of which is filed as Exhibit 10.1 hereto, and the forms of Award Agreements thereunder, filed as Exhibits 10.2 and 10.3 hereto.

Item 5.07 Submission of Matters to a Vote of Security Holders.

Set forth below are the proposals voted upon at the Annual Meeting held on June 11, 2014 at the Company’s offices located at 3410 Central Expressway, Santa Clara, California, along with the final voting results as certified by the independent inspector of elections, IVS Associates, Inc. (“IVS”):

Proposal 1—To elect three Class 3 directors to serve until the Company’s 2017 annual meeting of stockholders and until their successors have been duly elected and qualified:

	Final Voting Results
Nominees	For	Withheld
Ronald W. Barrett (XenoPort nominee)	46,756,350	161,834
Jeryl L. Hilleman (XenoPort nominee)	46,748,801	169,384
Wendell Wierenga (XenoPort nominee)	46,530,390	387,794
Kevin J. Cameron (dissident nominee)	6,647,943	52,894
Rael Mazansky (dissident nominee)	3,238,305	3,462,532
Charles A. Rowland, Jr. (dissident nominee)	6,646,032	54,804

In addition, IVS has advised the Company that there were 857,598 broker non-votes on Proposal 1. Based on the final voting results reported for Proposal 1, each of XenoPort’s nominees, Ronald W. Barrett, Jeryl L. Hilleman and Wendell Wierenga, were elected to serve until the Company’s 2017 annual meeting of stockholders and until his or her successor has been duly elected and qualified.

Proposal 2—To ratify the selection by the audit committee of the board of directors of Ernst & Young LLP as XenoPort’s independent registered public accounting firm for the fiscal year ending December 31, 2014:

Final Voting Results
For	Against	Abstain
54,227,398	187,369	61,852

IVS has advised the Company that there were no broker non-votes on Proposal 2.

Proposal 3—To approve, on an advisory basis, the compensation of the Company’s named executive officers, as disclosed in the Proxy Statement:

Final Voting Results
For	Against	Abstain
41,366,883	12,140,018	112,120

In addition, IVS has advised the Company that there were 857,598 broker non-votes on Proposal 3.

Proposal 4—To approve the XenoPort, Inc. 2014 Equity Incentive Plan:

Final Voting Results
For	Against	Abstain
37,351,895	12,153,257	4,113,869

In addition, IVS has advised the Company that there were 857,598 broker non-votes on Proposal 4.

Proposal 5—Stockholder proposal to amend XenoPort’s bylaws to provide for the repeal of any provision of XenoPort’s bylaws not in effect on August 11, 2005:

Final Voting Results
For	Against	Abstain
7,696,294	45,796,308	126,420

In addition, IVS has advised the Company that there were 857,598 broker non-votes on Proposal 5.

Proposal 6—Stockholder proposal to amend Section 24 of Article IV of XenoPort’s bylaws to provide that the compensation of an incumbent director not up for election at an annual meeting of stockholders be limited to $35,000 per year unless such director’s performance is approved by the affirmative vote of the holders of a majority of the shares present in person or by proxy at such annual meeting:

Final Voting Results
For	Against	Abstain
6,552,587	46,970,838	95,596

In addition, IVS has advised the Company that there were 857,598 broker non-votes on Proposal 6.

Proposal 7—Stockholder proposal to amend subsection (a) of Section 28 of Article V of XenoPort’s bylaws to disqualify from serving as an officer of XenoPort any director or any nominee for director who receives a vote of the holders of less than a majority of the outstanding shares of XenoPort at any meeting of stockholders, unless that disqualification would violate the terms of any agreement of XenoPort entered into prior to February 10, 2014 (except as a result of “qualifying termination”):

Final Voting Results
For	Against	Abstain
6,635,186	46,912,401	71,435

In addition, IVS has advised the Company that there were 857,598 broker non-votes on Proposal 7.

Proposal 8—Stockholder proposal requesting XenoPort’s board of directors to take all available steps to amend XenoPort’s certificate of incorporation and its bylaws to eliminate any supermajority stockholder approval vote requirements in respect of amendments to XenoPort’s bylaws:

Final Voting Results
For	Against	Abstain
36,690,509	16,822,350	106,161

In addition, IVS has advised the Company that there were 857,598 broker non-votes on Proposal 8.

Proposal 9—Stockholder proposal to approve of the performance of Paul L. Berns as a director of XenoPort since the Company’s 2013 annual meeting of stockholders:

Final Voting Results
For	Against	Abstain
49,083,987	4,219,801	315,233

In addition, IVS has advised the Company that there were 857,598 broker non-votes on Proposal 9.

Proposal 10—Stockholder proposal to approve of the performance of Dennis M. Fenton as a director of XenoPort since the Company’s 2013 annual meeting of stockholders:

Final Voting Results
For	Against	Abstain
50,269,615	3,031,793	317,613

In addition, IVS has advised the Company that there were 857,598 broker non-votes on Proposal 10.

Proposal 11—Stockholder proposal to approve of the performance of John G. Freund as a director of XenoPort since the Company’s 2013 annual meeting of stockholders:

Final Voting Results
For	Against	Abstain
46,891,549	5,421,027	1,306,445

In addition, IVS has advised the Company that there were 857,598 broker non-votes on Proposal 11.

Proposal 12—Stockholder proposal to approve of the performance of Catherine J. Friedman as a director of XenoPort since the Company’s 2013 annual meeting of stockholders:

Final Voting Results
For	Against	Abstain
46,872,066	6,441,215	305,740

In addition, IVS has advised the Company that there were 857,598 broker non-votes on Proposal 12.

Proposal 13—Stockholder proposal to approve of the performance of Ernest Mario as a director of XenoPort since the Company’s 2013 annual meeting of stockholders:

Final Voting Results
For	Against	Abstain
50,308,091	3,006,256	304,674

In addition, IVS has advised the Company that there were 857,598 broker non-votes on Proposal 13.

Proposal 14—Stockholder proposal to approve of the performance of William J. Rieflin as a director of XenoPort since the Company’s 2013 annual meeting of stockholders:

Final Voting Results
For	Against	Abstain
50,319,354	2,989,531	310,136

In addition, IVS has advised the Company that there were 857,598 broker non-votes on Proposal 14.

Section 9—Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits

Exhibit Number	Description

10.1	XenoPort, Inc. 2014 Equity Incentive Plan

10.2	Form of Stock Option Grant Notice and Option Agreement under the 2014 Equity Incentive Plan

10.3	Form of Restricted Stock Unit Grant Notice and Restricted Stock Unit Award Agreement under the 2014 Equity Incentive Plan

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

XENOPORT, INC.
(Registrant)

Dated: June 16, 2014	By:	/s/ William G. Harris
William G. Harris
Senior Vice President of Finance and
Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

10.1	XenoPort, Inc. 2014 Equity Incentive Plan

10.2	Form of Stock Option Grant Notice and Option Agreement under the 2014 Equity Incentive Plan

10.3	Form of Restricted Stock Unit Grant Notice and Restricted Stock Unit Award Agreement under the 2014 Equity Incentive Plan